                                                                    Exhibit 24.2

                               POWER OF ATTORNEY


     Each of the undersigned officers and/or directors of ON SEMICONDUCTOR CORPORATION (the "Company"), which has filed with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of the Company and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints John T. Kurtzweil, George H. Cave and William George, and each of them singly, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign any and all amendments, including post-effective amendments, and other documents relating to such Registration Statement on Form S-4 and to file on behalf of the Company amendments to such Registration Statement on Form S-4 with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.



SIGNATURE                   TITLES                              DATE
/s/ Keith D. Jackson        President, Chief Executive Officer  December 6, 2002
-------------------------   and Director of the registrant
Keith D. Jackson

/s/Emmanuel T. Hernandez    Director of the registrant          December 6, 2002
-------------------------
Emmanuel T. Hernandez


                                                                    Exhibit 24.2


                               POWER OF ATTORNEY


          Each of the undersigned officers and/or directors of ON Semiconductor Corporation ("ON Semiconductor"), sole member of SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the "Company"), which has filed with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of the Company and its parent, ON Semiconductor in connection with the public offering of such Notes, hereby constitutes and appoints John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign any and all amendments, including post-effective amendments, and other documents relating to such Registration Statement on Form S-4 and to file on behalf of the Company amendments to such Registration Statement on Form S-4 with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.




      SIGNATURE                             TITLE(S)                           DATE
/s/ Keith D. Jackson          President and Chief Executive Officer      December 6, 2002
--------------------          of the registrant and Director of ON
Keith D. Jackson              Semiconductor Corporation (the sole
                              member of the registrant)*

/s/ Emmanuel T. Hernandez     Director of ON Semiconductor Corporation   December 6, 2002
-------------------------     (the sole member of the registrant)*
Emmanuel T. Hernandez


* As a Delaware limited liability company, the registrant does not have any directors.

                                                                    Exhibit 24.2

                               POWER OF ATTORNEY


     Each of the undersigned officers and/or directors of ON Semiconductor Corporation ("ON Semiconductor"), sole member of Semiconductor Components Industries, LLC ("SCI LLC"), the sole member of SCG INTERNATIONAL DEVELOPMENT, LLC (the "Company"), which has filed with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor and its wholly-owned subsidiary, SCI LLC, in connection with the public offering of such Notes, hereby constitutes and appoints John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign any and all amendments, including post-effective amendments, and other documents relating to such Registration Statement on Form S-4 and to file on behalf of the Company amendments to such Registration Statement on Form S-4 with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.







    Signature                            Titles                                  Date
    ---------                            ------                                  ----
/s/ Keith D. Jackson       President of the registrant and Director          December 6, 2002
--------------------       of ON Semiconductor Corporation (the sole
Keith D. Jackson           member of Semiconductor Components Industries,
                           LLC, the sole member of the registrant)**



/s/ Emmanuel T. Hernandez  Director of ON Semiconductor Corporation          December 6, 2002
-------------------------  (the sole member of Semiconductor Components
Emmanuel T. Hernandez      Industries, LLC, the sole member of the
                           registrant)**



   ** As Delaware limited liability companies, neither the registrant not its sole member, Semiconductor Components Industries, LLC, has any directors.

                                                                    Exhibit 24.2


                               POWER OF ATTORNEY


     The undersigned officer of SCG (MALAYSIA SMP) HOLDING CORPORATION (the "Company"), which has filed with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign any and all amendments, including post-effective amendments, and other documents relating to such Registration Statement on Form S-4 and to file on behalf of the Company amendments to such Registration Statement on Form S-4 with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.


     SIGNATURE                         TITLES                        DATE
     ---------                         ------                        ----

/s/ Keith D. Jackson           President and Director           December 6, 2002
-----------------------           of the registrant
Keith D. Jackson

                                                                    Exhibit 24.2



                               POWER OF ATTORNEY


     The undersigned officer of SCG (CHINA) HOLDING CORPORATION)(the
"Company"), which has filed with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints John T. Kurzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign any and all amendments, including post-effective amendments, and other documents relating to such Registration Statement on Form S-4 and to file on behalf of the Company amendments to such Registration Statement on Form S-4 with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.



     SIGNATURE                               TITLES                              DATE
     ---------                               ------                              ----
/S/ Keith D. Jackson         President and Director of the registrant       December 6, 2002
---------------------
Keith D. Jackson

                                                                    Exhibit 24.2

                               POWER OF ATTORNEY



     The undersigned officer of SEMICONDUCTOR COMPONENTS INDUSTRIES PUERTO RICO, INC. (the "Company"), which has filed with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign any and all amendments, including post-effective amendments, and other documents relating to such Registration Statement on Form S-4 and to file on behalf of the Company amendments to such Registration Statement on Form S-4 with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.


        Signature                                    Titles                               Date
        ---------                                    ------                               ----
/s/ Keith D. Jackson               President and Director of the registrant         December 6, 2002
-----------------------------
Keith D. Jackson

                                                                    Exhibit 24.2

                               POWER OF ATTORNEY


     The undersigned officer of SCG (CZECH) HOLDING CORPORATION (The "Company"), which has filed with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign any and all amendments, including post-effective amendments, and other documents relating to such Registration Statement on Form S-4 and to file on behalf of the Company amendments to such Registration Statement on Form S-4 with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.


SIGNATURE                TITLES                                       DATE
---------                ------                                       ----
/s/ Keith D. Jackson     President and Director of the registrant     December 6, 2002
--------------------
/s/ Keith D. Jackson

                                                                    Exhibit 24.2


                              POWER OF ATTORNEY


     The undersigned officer of SEMICONDUCTOR COMPONENTS INDUSTRIES OF RHODE ISLAND, INC. (the "Company"), which has filed with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign any and all amendments, including post-effective amendments, and other documents relating to such Registration Statement on Form S-4 and to file on behalf of the Company amendments to such Registration Statement on Form S-4 with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.




        Signature                                          Titles                                         Date
        ---------                                          ------                                         ----
/s/ Keith D. Jackson                           President and Chief Executive Officer                 December 6, 2002
----------------------------------             of the registrant
Keith D. Jackson



                                                                    Exhibit 24.2

                               POWER OF ATTORNEY


     The undersigned officer of SEMICONDUCTOR COMPONENTS INDUSTRIES INTERNATIONAL OF RHODE ISLAND, INC. (the "Company"), which has filed with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign any and all amendments, including post-effective amendments, and other documents relating to such Registration Statement on Form S-4 and to file on behalf of the Company amendments to such Registration Statement on Form S-4 with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.


      SIGNATURE                         TITLES                          DATE
      ---------                         ------                          ----
/s/ Keith D. Jackson       President and Chief Executive Officer    December 6, 2002
-----------------------    of the registrant
Keith D. Jackson

                                       1